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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 28, 2005

                               POLYONE CORPORATION
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               (Exact name of registrant as specified in charter)

             Ohio                        1-16091                 34-1730488
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)

   PolyOne Center, 33587 Walker Road, Avon Lake, Ohio             44012
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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (440) 930-1000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On July 28, 2005, the Registrant issued a press release, furnished herewith as
Exhibit 99.1, announcing earnings for the second quarter of 2005. The press release shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

 (c) Exhibits.

      Exhibit 99.1 - Press release dated July 28, 2005, furnished herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    POLYONE CORPORATION

                                                    By:  /s/ Michael J. Meier
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                                                         Michael J. Meier
                                                         Corporate Controller

Dated: July 28, 2005